Exhibit 10.4

SECOND AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT AND CONSENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT AND CONSENT (this “Amendment”), dated as of November 18, 2019, is entered into by and among NEWEGG INC., a Delaware corporation, NEWEGG NORTH AMERICA INC., a Delaware corporation, NEWEGG.COM AMERICAS INC., a Delaware corporation, NEWEGG CANADA INC., an Ontario corporation, NEWEGG BUSINESS INC., a Delaware corporation, OZZO INC., a Delaware corporation, MAGNELL ASSOCIATE, INC., a California corporation, ROSEWILL INC., a Delaware corporation, NEWEGG MARKETPLACE INC., a Delaware corporation, INOPC, INC., an Indiana corporation, CAOPC, INC., a California corporation, NJOPC, INC., a New Jersey corporation, and NEWEGG LOGISTICS SERVICES INC., a Delaware corporation (collectively, “Borrowers”), the financial institutions that are signatories hereto (collectively, the “Lenders”), EAST WEST BANK, as Administrative Agent for the Lenders, and PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent for the Lenders, with reference to the following facts:

RECITALS

A. The parties to this Amendment have entered into a Revolving Credit and Security Agreement, dated as of July 27, 2018, as amended by a First Amendment to Revolving Credit and Security Agreement dated as of March 4, 2019 (collectively, the “Credit Agreement”), pursuant to which the Lenders provide certain credit facilities to Borrowers.

B. The parties wish to amend the Credit Agreement to exclude from the definition of Capitalized Lease Obligation operating leases that are required to be capitalized for financial reporting purposes in accordance with GAAP pursuant to Accounting Standards Codification Topic 842 issued by the Financial Accounting Standards Board.

C. The parties also wish to provide in this Amendment for the Required Lenders’ consent to Newegg’s proposed sale and leaseback transaction with EverWest Fund Advisors, LLC (“Buyer”) and/or certain subsidiaries or affiliates of Buyer involving Newegg’s warehouse property located at 17708-17738 Rowland Street, City of Industry, CA (the “Property” and such transaction, the “Sale/Leaseback Transaction”).

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. All capitalized terms used in this Amendment (including, without limitation; in the recitals hereto) without definition shall have the respective meanings specified for such terms in the Credit Agreement.

2. Amendment of Definition of Capitalized Lease Obligation. Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definition of “Capitalized Lease Obligation” so that it reads in full as follows:

“Capitalized Lease Obligation” shall mean any Indebtedness of any Borrower or any Subsidiary of any Borrower represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP other than an operating lease that is required to be capitalized for financial reporting purposes in accordance with GAAP pursuant to Accounting Standards Codification Topic 842 issued by the Financial Accounting Standards Board.

3. Consent to Sale/Leaseback. The Required Lenders hereby consent to Newegg’s consummation of the Sale/Leaseback Transaction.

4. Landlord Waiver. Within thirty (30) days after the closing date of theSale/Leaseback Transaction, Newegg shall cause Buyer (or an affiliate or subsidiary of Buyer, to the extent such affiliate or subsidiary is the “Landlord” named in that certain Industrial Lease providing for Newegg’s lease of the Property in connection with, and as part of, the Sale/Leaseback Transaction), to execute and deliver to Collateral Agent a landlord waiver in favor of, and in form and substance reasonably satisfactory to, Collateral Agent with respect to the warehouse property subject to the Sale/Leaseback Transaction.

5. Amendment Fee. In consideration of the agreement of the Required Lenders to enter into this Amendment and to provide Borrowers the accommodations hereunder, on the effective date of this Amendment, Borrowers shall pay to Administrative Agent, for the ratable benefit of the Lenders, a one-time amendment fee of $3,000.

6. Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

(a)	This Amendment. Agent shall have received this Amendment, duly executed by Borrowers, the Agents and the Required Lenders;

(b)	Acknowledgment of Guarantors. The Guarantors shall have signed the Acknowledgment of Guarantors attached to this Amendment;

(c)	Receipt of Sale/Leaseback Transaction Documents. Administrative Agent shall have received a copy of the final, fully executed documents relating to the Sale/Leaseback Transaction; and

(d)	Use of Proceeds of Sale/Leaseback Transaction. Newegg shall utilize the proceeds of the Sale/Leaseback Transaction to repay in full Newegg’s real estate loan Indebtedness to Preferred Bank in the approximate outstanding principal amount of $13,000,000.

7. Miscellaneous.

A. Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or in any Other Document shall survive the execution and delivery of this Amendment.

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B. References to the Credit Agreement. The Credit Agreement, each of the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended by this Amendment.

C. Credit Agreement Remains in Effect. The Credit Agreement and the Other Documents remain in full force and effect and Borrowers ratify and confirm their agreements and covenants contained therein.

D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an

F. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

G. Expenses of Administrative Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of legal counsel to Administrative Agent.

H. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

NEWEGG INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

NEWEGG NORTH AMERICA INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

NEWEGG.COM AMERICAS INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

NEWEGG CANADA INC.,
an Ontario corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

Second Amendment to Revolving Credit and Security Agreement and Consent

BORROWERS (CONTINUED):

NEWEGG BUSINESS INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

OZZO INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

MAGNELL ASSOCIATE, INC.,
a California corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

ROSEWILL INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

Second Amendment to Revolving Credit and Security Agreement and Consent

BORROWERS (CONTINUED):

NEWEGG MARKETPLACE INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

INOPC, INC.,
an Indiana corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

CAOPC, INC.,
a California corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

NJOPC, INC.,
a New Jersey corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

Second Amendment to Revolving Credit and Security Agreement and Consent

BORROWERS:

NEWEGG LOGISTICS SERVICES INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

Second Amendment to Revolving Credit and Security Agreement and Consent

EAST WEST BANK
as Administrative Agent and as a Lender

By:	/s/ Linda Lee
Linda Lee
First Vice President

Second Amendment to Revolving Credit and Security Agreement and Consent

PNC BANK, NATIONAL ASSOCIATION,
as Collateral Agent and as a Lender

By:	/s/ Christopher S. Calice
Name:	Christopher S. Calice
Title:	Vice President

Second Amendment to Revolving Credit and Security Agreement and Consent

PREFERRED BANK,
as a Lender

By:	/s/ Christopher S. Calice
Name:	Christopher S. Calice
Title:	SVP

Second Amendment to Revolving Credit and Security Agreement and Consent

ACKNOWLEDGMENT OF GUARANTORS

The undersigned (collectively, the “Guarantors”) hereby acknowledge and agree to the amendments to the Revolving Credit and Security Agreement (the “Credit Agreement) contained in the attached Second Amendment to Revolving Credit and Security Agreement and Consent (the “Amendment”), acknowledge and reaffirm their respective obligations owing to the Agents and the Lenders under their respective Guaranties, and agree that their respective Guaranties are and shall remain in full force and effect with respect to the Obligations under the Credit Agreement, as amended by the Amendment. Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Guarantors understand that neither any Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future nor any obligation to seek the Guarantors' acknowledgement or agreement to future amendments to the Credit Agreement, and nothing herein shall create such a duty. All capitalized terms used in this Acknowledgment of Guarantors without definition shall have the respective meanings set forth for such terms in the Credit Agreement, as amended by the Amendment.

NEWEGG ENTERPRISES LLC.,
a Delaware limited liability corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

NEWEGG TECH, INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

CHIEFVALUE.COM, INC.,
a New Jersey corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

Acknowledgment of Guarantors

NUTREND AUTOMOTIVE, INC.,
a Delaware corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

TNOPC, INC.,
a Tennessee corporation

By:	/s/ ROBERT CHANG
Name:	ROBERT CHANG
Title:	C.F.O

Acknowledgment of Guarantors